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October 9, 1998

Dear Strategic Group Variable Universal Life Policyowner:

The information below supplements Massachusetts Mutual Life Insurance Company's Strategic Group Variable Universal Life Prospectus dated May 1, 1998. Please place this supplement with your Prospectus, and retain it for future reference.

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                    STRATEGIC GROUP VARIABLE UNIVERSAL LIFE
                       SUPPLEMENT DATED OCTOBER 9, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998


The Strategic Group Variable Universal Life Prospectus is amended as follows:

1. The following paragraph is added as a new paragraph immediately following the first paragraph of the "WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?" provision on page 7:

     In certain states, the Policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the Policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The Policy will still provide Policyowners the opportunity to allocate Account Value to the Separate Account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

2. The following paragraph is added as a new paragraph after the last sentence in the "INITIAL MINIMUM PREMIUM REQUIREMENTS" provision on page 7:

     There is no $500 minimum initial premium payment requirement to activate the variable rider in the states where the Policy is issued as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.


October 9, 1998